Exhibit 99.2

American Financial Group, Inc. Investor Supplement - Second Quarter 2019

August 6, 2019 American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Second Quarter 2019

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Highlights
Net earnings (loss)	$210	$329	$(29)	$204	$210	$539	$355
Core net operating earnings	192	184	159	198	185	376	404
Total assets	67,697	66,132	63,456	64,190	61,834	67,697	61,834
Adjusted shareholders’ equity (a)	5,260	5,201	4,898	5,103	4,920	5,260	4,920
Property and Casualty net written premiums	1,264	1,147	1,208	1,456	1,257	2,411	2,359
Annuity statutory premiums	1,349	1,395	1,482	1,378	1,399	2,744	2,547
Per share data
Diluted earnings per share	$2.31	$3.63	$(0.33)	$2.26	$2.31	$5.94	$3.92
Core net operating earnings per share	2.12	2.02	1.75	2.19	2.04	4.14	4.46
Adjusted book value per share (a)	58.49	58.02	54.86	57.22	55.24	58.49	55.24
Cash dividends per common share	1.9000	0.4000	1.9000	0.3500	1.8500	2.3000	2.2000
Financial ratios
Annualized return on equity (b)	16.0%	25.9%	(2.3%)	16.3%	17.1%	21.0%	14.8%
Annualized core operating return on equity (b)	14.7%	14.5%	12.6%	15.8%	15.1%	14.6%	16.9%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	60.2%	58.9%	62.7%	64.3%	59.7%	59.6%	58.8%
Underwriting expense ratio	34.8%	33.6%	29.3%	31.4%	34.0%	34.2%	34.0%

Combined ratio - Specialty	95.0%	92.5%	92.0%	95.7%	93.7%	93.8%	92.8%

Net spread on fixed annuities:
Net interest spread on fixed annuities - new method	2.08%	2.01%	1.94%	2.08%	2.28%	2.05%	2.30%
Net spread earned on fixed annuities:
Core operating - new method	1.11%	1.08%	0.98%	1.16%	1.34%	1.10%	1.35%
Non-core - new method:
Previously reported in core operating	n/a	(0.12%)	(0.73%)	0.19%	(0.16%)	(0.06%)	0.01%
Currently reported in non-core	(0.35%)	n/a	n/a	n/a	n/a	(0.18%)	n/a

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 21.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	09/30/18	06/30/18	06/30/19	06/30/18
Property and Casualty Insurance
Underwriting profit	$59	$87	$101	$56	$72	$146	$163
Net investment income	124	104	115	108	115	228	215
Other income (expense)	(8)	(6)	(2)	(6)	(7)	(14)	(10)

Property and Casualty Insurance operating earnings	175	185	214	158	180	360	368
Annuity earnings	104	90	20	117	99	194	224
Interest expense of parent holding companies	(17)	(16)	(16)	(15)	(16)	(33)	(31)
Other expense	(25)	(27)	(13)	(22)	(32)	(52)	(59)

Pre-tax core operating earnings	237	232	205	238	231	469	502
Income tax expense	45	48	46	40	46	93	98

Core net operating earnings	192	184	159	198	185	376	404
Non-core items, net of tax:
Realized gains (losses) on securities	45	145	(188)	27	25	190	(49)
Annuity non-core earnings, net of taxes	(27)	—	—	—	—	(27)	—
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(14)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(7)	—	—	—

Net earnings	$210	$329	$(29)	$204	$210	$539	$355

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Core net operating earnings	$192	$184	$159	$198	$185	$376	$404

Net earnings	$210	$329	$(29)	$204	$210	$539	$355

Average number of diluted shares - core	90.981	90.695	90.668	90.731	90.663	90.839	90.549
Average number of diluted shares - net	90.981	90.695	89.278	90.731	90.663	90.839	90.549
Diluted earnings per share:
Core net operating earnings per share	$2.12	$2.02	$1.75	$2.19	$2.04	$4.14	$4.46
Realized gains (losses) on securities	0.48	1.61	(2.08)	0.31	0.27	2.09	(0.54)
Annuity non-core earnings, net of taxes	(0.29)	—	—	—	—	(0.29)	—
Special A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(0.16)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(0.08)	—	—	—

Diluted earnings per share	$2.31	$3.63	$(0.33)	$2.26	$2.31	$5.94	$3.92

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Property and Transportation	$4	$39	$64	$—	$23	$43	$56
Specialty Casualty	47	36	22	49	29	83	70
Specialty Financial	21	13	20	9	22	34	37
Other Specialty	(12)	—	(4)	(3)	(1)	(12)	2

Underwriting profit - Specialty	60	88	102	55	73	148	165
Other core charges, included in loss and LAE	1	1	1	(1)	1	2	2

Underwriting profit - Core	59	87	101	56	72	146	163
Special A&E charges, included in loss and LAE	—	—	—	(18)	—	—	—
Neon exited lines charge, included in loss and LAE	—	—	—	—	—	—	—

Underwriting profit (loss) - Property and Casualty Insurance	$59	$87	$101	$38	$72	$146	$163

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$(1)	$3	$—	$—	$—
Catastrophe loss	12	12	39	35	16	24	29

Total current accident year catastrophe losses	$12	$12	$38	$38	$16	$24	$29

Prior year loss reserve development (favorable) / adverse	$(41)	$(45)	$(61)	$(31)	$(44)	$(86)	$(100)

Combined ratio:
Property and Transportation	99.1%	89.0%	86.5%	100.0%	93.9%	94.2%	92.2%
Specialty Casualty	92.5%	94.2%	96.5%	92.1%	95.1%	93.4%	94.0%
Specialty Financial	85.6%	91.4%	85.5%	94.4%	85.6%	88.6%	87.9%
Other Specialty	135.1%	98.9%	112.3%	103.0%	105.5%	116.7%	98.7%
Combined ratio - Specialty	95.0%	92.5%	92.0%	95.7%	93.7%	93.8%	92.8%
Other core charges	0.1%	0.1%	0.0%	0.0%	0.0%	0.1%	0.0%
Special A&E charges	0.0%	0.0%	0.0%	1.5%	0.0%	0.0%	0.0%

Combined ratio	95.1%	92.6%	92.0%	97.2%	93.7%	93.9%	92.8%

Combined ratio excl. catastrophe and prior year development	97.5%	95.4%	93.7%	96.8%	96.2%	96.5%	96.0%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	62.7%	61.8%	64.4%	65.4%	62.2%	62.3%	62.0%
Prior accident year loss reserve development	(3.3%)	(3.9%)	(4.7%)	(2.2%)	(3.9%)	(3.6%)	(4.5%)
Current accident year catastrophe loss	0.9%	1.1%	3.0%	2.6%	1.4%	1.0%	1.3%

Loss and LAE ratio	60.3%	59.0%	62.7%	65.8%	59.7%	59.7%	58.8%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Gross written premiums	$1,664	$1,535	$1,613	$2,104	$1,665	$3,199	$3,123
Ceded reinsurance premiums	(400)	(388)	(405)	(648)	(408)	(788)	(764)

Net written premiums	1,264	1,147	1,208	1,456	1,257	2,411	2,359
Change in unearned premiums	(64)	26	62	(129)	(96)	(38)	(91)

Net earned premiums	1,200	1,173	1,270	1,327	1,161	2,373	2,268
Loss and LAE	722	691	796	855	692	1,413	1,332
Underwriting expense	418	394	372	417	396	812	771

Underwriting profit	$60	$88	$102	$55	$73	$148	$165

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$(1)	$3	$—	$—	$—
Catastrophe loss	12	12	39	35	16	24	29

Total current accident year catastrophe losses	$12	$12	$38	$38	$16	$24	$29

Prior year loss reserve development (favorable) / adverse	$(42)	$(46)	$(61)	$(49)	$(45)	$(88)	$(102)

Combined ratio:
Loss and LAE ratio	60.2%	58.9%	62.7%	64.3%	59.7%	59.6%	58.8%
Underwriting expense ratio	34.8%	33.6%	29.3%	31.4%	34.0%	34.2%	34.0%

Combined ratio	95.0%	92.5%	92.0%	95.7%	93.7%	93.8%	92.8%

Combined ratio excl. catastrophe and prior year development	97.5%	95.4%	93.7%	96.8%	96.2%	96.5%	96.0%

Loss and LAE components:
Current accident year, excluding catastrophe loss	62.7%	61.8%	64.4%	65.4%	62.2%	62.3%	62.0%
Prior accident year loss reserve development	(3.4%)	(4.0%)	(4.7%)	(3.7%)	(3.9%)	(3.7%)	(4.5%)
Current accident year catastrophe loss	0.9%	1.1%	3.0%	2.6%	1.4%	1.0%	1.3%

Loss and LAE ratio	60.2%	58.9%	62.7%	64.3%	59.7%	59.6%	58.8%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Gross written premiums	$579	$439	$651	$953	$615	$1,018	$1,041
Ceded reinsurance premiums	(157)	(95)	(203)	(393)	(193)	(252)	(295)

Net written premiums	422	344	448	560	422	766	746
Change in unearned premiums	(43)	17	31	(34)	(48)	(26)	(22)

Net earned premiums	379	361	479	526	374	740	724
Loss and LAE	259	225	327	406	239	484	459
Underwriting expense	116	97	88	120	112	213	209

Underwriting profit	$4	$39	$64	$—	$23	$43	$56

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$(1)	$1	$—	$—	$—
Catastrophe loss	8	9	(1)	12	10	17	15

Total current accident year catastrophe losses	$8	$9	$(2)	$13	$10	$17	$15

Prior year loss reserve development (favorable) / adverse	$(6)	$(26)	$(7)	$(4)	$(21)	$(32)	$(39)

Combined ratio:
Loss and LAE ratio	68.4%	62.2%	68.2%	77.1%	63.8%	65.4%	63.4%
Underwriting expense ratio	30.7%	26.8%	18.3%	22.9%	30.1%	28.8%	28.8%

Combined ratio	99.1%	89.0%	86.5%	100.0%	93.9%	94.2%	92.2%

Combined ratio excl. catastrophe and prior year development	98.7%	93.6%	88.2%	98.5%	96.8%	96.3%	95.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	68.0%	66.8%	69.9%	75.6%	66.7%	67.5%	66.7%
Prior accident year loss reserve development	(1.6%)	(7.2%)	(1.5%)	(0.8%)	(5.6%)	(4.4%)	(5.4%)
Current accident year catastrophe loss	2.0%	2.6%	(0.2%)	2.3%	2.7%	2.3%	2.1%

Loss and LAE ratio	68.4%	62.2%	68.2%	77.1%	63.8%	65.4%	63.4%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Gross written premiums	$896	$912	$778	$956	$858	$1,808	$1,711
Ceded reinsurance premiums	(234)	(286)	(197)	(261)	(219)	(520)	(478)

Net written premiums	662	626	581	695	639	1,288	1,233
Change in unearned premiums	(28)	3	32	(79)	(44)	(25)	(59)

Net earned premiums	634	629	613	616	595	1,263	1,174
Loss and LAE	380	388	389	364	378	768	723
Underwriting expense	207	205	202	203	188	412	381

Underwriting profit	$47	$36	$22	$49	$29	$83	$70

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$1	$—	$—	$—
Catastrophe loss	1	1	28	11	1	2	6

Total current accident year catastrophe losses	$1	$1	$28	$12	$1	$2	$6

Prior year loss reserve development (favorable) / adverse	$(31)	$(13)	$(52)	$(37)	$(15)	$(44)	$(50)

Combined ratio:
Loss and LAE ratio	60.0%	61.6%	63.5%	59.2%	63.4%	60.8%	61.5%
Underwriting expense ratio	32.5%	32.6%	33.0%	32.9%	31.7%	32.6%	32.5%

Combined ratio	92.5%	94.2%	96.5%	92.1%	95.1%	93.4%	94.0%

Combined ratio excl. catastrophe and prior year development	97.1%	96.3%	100.3%	96.4%	97.5%	96.8%	97.7%

Loss and LAE components:
Current accident year, excluding catastrophe loss	64.6%	63.7%	67.3%	63.5%	65.8%	64.2%	65.2%
Prior accident year loss reserve development	(4.7%)	(2.2%)	(8.5%)	(6.0%)	(2.5%)	(3.5%)	(4.2%)
Current accident year catastrophe loss	0.1%	0.1%	4.7%	1.7%	0.1%	0.1%	0.5%

Loss and LAE ratio	60.0%	61.6%	63.5%	59.2%	63.4%	60.8%	61.5%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Gross written premiums	$189	$184	$184	$195	$192	$373	$371
Ceded reinsurance premiums	(40)	(39)	(42)	(42)	(33)	(79)	(64)

Net written premiums	149	145	142	153	159	294	307
Change in unearned premiums	2	1	(1)	(4)	—	3	1

Net earned premiums	151	146	141	149	159	297	308
Loss and LAE	49	56	51	60	54	105	114
Underwriting expense	81	77	70	80	83	158	157

Underwriting profit	$21	$13	$20	$9	$22	$34	$37

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$1	$—	$—	$—
Catastrophe loss	3	2	10	12	3	5	6

Total current accident year catastrophe losses	$3	$2	$10	$13	$3	$5	$6

Prior year loss reserve development (favorable) / adverse	$(9)	$(6)	$(7)	$(8)	$(8)	$(15)	$(11)

Combined ratio:
Loss and LAE ratio	32.3%	38.2%	36.4%	40.1%	33.9%	35.3%	37.0%
Underwriting expense ratio	53.3%	53.2%	49.1%	54.3%	51.7%	53.3%	50.9%

Combined ratio	85.6%	91.4%	85.5%	94.4%	85.6%	88.6%	87.9%

Combined ratio excl. catastrophe and prior year development	89.7%	94.3%	83.6%	91.5%	89.0%	92.1%	89.6%

Loss and LAE components:
Current accident year, excluding catastrophe loss	36.4%	41.1%	34.5%	37.2%	37.3%	38.8%	38.7%
Prior accident year loss reserve development	(5.9%)	(4.3%)	(5.2%)	(5.1%)	(5.4%)	(5.1%)	(3.6%)
Current accident year catastrophe loss	1.8%	1.4%	7.1%	8.0%	2.0%	1.6%	1.9%

Loss and LAE ratio	32.3%	38.2%	36.4%	40.1%	33.9%	35.3%	37.0%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	31	32	37	48	37	63	73

Net written premiums	31	32	37	48	37	63	73
Change in unearned premiums	5	5	—	(12)	(4)	10	(11)

Net earned premiums	36	37	37	36	33	73	62
Loss and LAE	34	22	29	25	21	56	36
Underwriting expense	14	15	12	14	13	29	24

Underwriting profit (loss)	$(12)	$—	$(4)	$(3)	$(1)	$(12)	$2

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	2	—	2	—	2

Total current accident year catastrophe losses	$—	$—	$2	$—	$2	$—	$2

Prior year loss reserve development (favorable) / adverse	$4	$(1)	$5	$—	$(1)	$3	$(2)

Combined ratio:
Loss and LAE ratio	96.0%	59.7%	76.5%	65.5%	68.7%	77.6%	60.7%
Underwriting expense ratio	39.1%	39.2%	35.8%	37.5%	36.8%	39.1%	38.0%

Combined ratio	135.1%	98.9%	112.3%	103.0%	105.5%	116.7%	98.7%

Combined ratio excl. catastrophe and prior year development	123.4%	100.8%	95.6%	103.7%	99.6%	111.9%	98.2%

American Financial Group, Inc. Annuity Earnings ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Net investment income	$420	$406	$401	$385	$375	$826	$738
Investments marked to market through core operating earnings	31	29	18	28	37	60	68
Guaranteed withdrawal benefit fees	17	16	17	16	16	33	32
Policy charges and other miscellaneous income	10	11	10	11	11	21	21

Total revenues	478	462	446	440	439	940	859
Annuity benefits	272	266	260	248	235	538	455
Acquisition expenses	67	60	64	60	60	127	118
Other expenses	35	35	36	32	31	70	63

Total costs and expenses	374	361	360	340	326	735	636

Pretax Annuity core operating earnings - new method	$104	$101	$86	$100	$113	$205	$223
Other amounts previously reported as core operating, net (a)	n/a	(11)	(66)	17	(14)	(11)	1

Pretax Annuity core operating earnings - as reported	$104	$90	$20	$117	$99	$194	$224

(a)	“Other” primarily reflects (1) the impact of fair value accounting, (2) the impact of changes in the stock market on the liability for guaranteed benefits and DAC, and (3) unlocking.

American Financial Group, Inc. Detail of Annuity Benefits Expense ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Detail of annuity benefits expense:
Cost of funds:
Amortization of options	$146	$141	$141	$132	$122	$287	$233
Traditional fixed annuities	61	59	58	59	58	120	117
Fixed component of fixed-indexed annuities	23	22	21	20	19	45	37
Immediate annuities	6	6	6	6	6	12	12
Pension risk transfer (PRT)	1	1	1	—	—	2	—
Federal Home Loan Bank	7	7	6	5	5	14	9

Total cost of funds - new method	244	236	233	222	210	480	408
Guaranteed withdrawal benefit reserve	20	19	19	22	19	39	33
Amortization of sales inducements	4	4	5	4	5	8	10
Change in expected death and annuitization reserve and other	4	7	3	—	1	11	4

Total other annuity benefits	28	30	27	26	25	58	47

Total annuity benefits expense—new method	$272	$266	$260	$248	$235	$538	$455

American Financial Group, Inc. Core Net Spread on Fixed Annuities - New Method ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Average fixed annuity investments (at amortized cost) (a)	$37,907	$36,991	$35,993	$34,955	$33,935	$37,449	$33,469
Average annuity benefits accumulated	38,202	37,078	36,103	35,226	34,165	37,640	33,747

Annuity benefits accumulated in excess of investments (a)	$(295)	$(87)	$(110)	$(271)	$(230)	$(191)	$(278)

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.40%	4.37%	4.44%	4.38%	4.39%	4.39%	4.38%
Investments marked to market through core operating earnings (as % of investments)	0.33%	0.31%	0.20%	0.32%	0.44%	0.32%	0.41%
Cost of funds	(2.55%)	(2.54%)	(2.58%)	(2.52%)	(2.46%)	(2.55%)	(2.42%)
Other annuity benefits, net of guaranteed withdrawal benefit fees	(0.10%)	(0.13%)	(0.12%)	(0.10%)	(0.09%)	(0.11%)	(0.07%)

Core net interest spread on fixed annuities - new method	2.08%	2.01%	1.94%	2.08%	2.28%	2.05%	2.30%
Policy charges and other miscellaneous income	0.08%	0.08%	0.08%	0.09%	0.10%	0.08%	0.10%
Acquisition expenses	(0.68%)	(0.65%)	(0.66%)	(0.65%)	(0.69%)	(0.66%)	(0.69%)
Other expenses	(0.37%)	(0.36%)	(0.38%)	(0.36%)	(0.35%)	(0.37%)	(0.36%)

Core net spread earned on fixed annuities - new method	1.11%	1.08%	0.98%	1.16%	1.34%	1.10%	1.35%
Net spread earned on items previously reported as core operating	n/a	(0.12%)	(0.73%)	0.19%	(0.16%)	(0.06%)	0.01%

Core net spread earned on fixed annuities - as reported	1.11%	0.96%	0.25%	1.35%	1.18%	1.04%	1.36%

Average annuity benefits accumulated	$38,202	$37,078	$36,103	$35,226	$34,165	$37,640	$33,747
Net spread earned on fixed annuities - core	1.11%	1.08%	0.98%	1.16%	1.34%	1.10%	1.35%

Earnings on fixed annuity benefits accumulated - core	$106	$100	$88	$102	$115	$206	$228
Annuity benefits accumulated in excess of investments	$(295)	$(87)	$(110)	$(271)	$(230)	$(191)	$(278)
Net investment income (as % of investments)	4.73%	4.68%	4.64%	4.70%	4.83%	4.71%	4.79%

Earnings/(loss) on annuity benefits accumulated in excess of investments	$(3)	$(1)	$(1)	$(3)	$(3)	$(4)	$(7)
Variable annuity earnings	1	2	(1)	1	1	3	2

Pretax Annuity core operating earnings - new method	104	101	86	100	113	205	223
Other amounts previously reported as core operating, net	n/a	(11)	(66)	17	(14)	(11)	1

Pretax Annuity core operating earnings - as reported	$104	$90	$20	$117	$99	$194	$224

(a)	Excludes non-investment assets such as deferred acquisition costs, FIA options, accrued investment income and company owned life insurance.

American Financial Group, Inc. Statutory Annuity Premiums ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Financial institutions single premium annuities - indexed	$429	$424	$455	$460	$448	$853	$861
Financial institutions single premium annuities - fixed	313	344	142	114	131	657	236
Retail single premium annuities - indexed	274	301	392	354	378	575	672
Retail single premium annuities - fixed	36	29	27	17	22	65	43
Broker dealer single premium annuities - indexed	189	227	335	322	355	416	614
Broker dealer single premium annuities - fixed	8	6	4	3	4	14	7
Pension risk transfer (PRT)	50	10	75	56	1	60	1
Education market - fixed and indexed annuities	44	49	46	46	54	93	100

Subtotal fixed annuity premiums	1,343	1,390	1,476	1,372	1,393	2,733	2,534
Variable annuities	6	5	6	6	6	11	13

Total annuity premiums	$1,349	$1,395	$1,482	$1,378	$1,399	$2,744	$2,547

Summary by Distribution Channel:
Financial institutions	$742	$768	$597	$574	$579	$1,510	$1,097
Retail	310	330	419	371	400	640	715
Broker dealer	197	233	339	325	359	430	621
Other	100	64	127	108	61	164	114

Total annuity premiums	$1,349	$1,395	$1,482	$1,378	$1,399	$2,744	$2,547

Summary by Product Type:
Total indexed	$917	$980	$1,211	$1,164	$1,213	$1,897	$2,205
Total fixed	426	410	265	208	180	836	329
Variable	6	5	6	6	6	11	13

Total annuity premiums	$1,349	$1,395	$1,482	$1,378	$1,399	$2,744	$2,547

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Beginning fixed annuity reserves	$37,724	$36,431	$35,774	$34,678	$33,652	$36,431	$33,005
Premiums	1,343	1,390	1,476	1,372	1,393	2,733	2,534
Federal Home Loan Bank (“FHLB”) advances (paydowns)	—	—	225	—	—	—	—
Surrenders, benefits and other withdrawals	(862)	(761)	(796)	(707)	(706)	(1,623)	(1,333)
Interest and other annuity benefit expenses:
Cost of funds	244	236	233	222	210	480	408
Embedded derivative mark-to-market	251	462	(490)	223	82	713	19
Unlockings	—	—	4	—	55	—	55
Other	(20)	(34)	5	(14)	(8)	(54)	(10)

Ending fixed annuity reserves	$38,680	$37,724	$36,431	$35,774	$34,678	$38,680	$34,678

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$38,680	$37,724	$36,431	$35,774	$34,678	$38,680	$34,678
Impact of unrealized investment gains on reserves	192	108	10	8	32	192	32
Fixed component of variable annuities	172	174	175	176	176	172	176

Annuity benefits accumulated per balance sheet	$39,044	$38,006	$36,616	$35,958	$34,886	$39,044	$34,886

Annualized surrenders and other withdrawals as a % of beginning reserves	9.1%	8.4%	8.9%	8.2%	8.4%	8.9%	8.1%
Rider reserves included in ending fixed annuity reserves above	$491	$478	$472	$428	$411	$491	$411

Embedded Derivative liability included in ending fixed annuity reserves above	$3,541	$3,247	$2,720	$3,105	$2,776	$3,541	$2,776

American Financial Group, Inc. Guaranteed Minimum Interest Rate (“GMIR”) Analysis ($ in millions)

	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18
GMIR
1 - 1.99%	80%	79%	79%	78%	78%	77%
2 - 2.99%	4%	4%	4%	4%	4%	5%
3 - 3.99%	7%	8%	8%	9%	9%	9%
4.00% and above	9%	9%	9%	9%	9%	9%
Annuity Benefits Accumulated	$39,044	$38,006	$36,616	$35,958	$34,886	$33,901
Traditional Fixed and FIA Surrender Value (a)	$29,891	$29,163	$27,842	$27,434	$26,502	$25,582
Ability to Lower Average Crediting Rates by (a) (b)	1.20%	1.20%	1.19%	1.16%	1.09%	1.00%
Pretax earnings impact of crediting guaranteed minimums (a)	$359	$350	$331	$317	$288	$255
(assumes net DAC impact over time = $0)

(a)	Excludes Annuities with Guaranteed Withdrawal Benefits, FHLB advances, immediate reserves and certain other reserves.
(b)	Weighted Average Crediting Rate less GMIR

American Financial Group, Inc. Annuity Non-Core Earnings ($ in millions)

	Reported in Non-Core Earnings	Reported in Core Earnings Prior to Second Quarter of 2019
		Three Months Ended				Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	6/30/19		6/30/18
Annuity Non-Core Earnings:
Stock market impact on:
Liability for guaranteed benefits (a)	$6	$14	$(22)	$7	$2	$20		$1
DAC and sales inducements (b)	1	5	(8)	3	1	6		1
Fair Value (FV) accounting	—	14	(27)	12	6	14		4

Subtotal impact of changes in stock market	7	33	(57)	22	9	40		6
Impact of changes in interest rates on FV accounting	(38)	(45)	(4)	(2)	12	(83)		39
Other FIA items	(2)	1	(1)	(3)	(8)	(1)		(17)
Unlockings	—	—	(4)	—	(27)	—		(27)

Annuity Non-Core Earnings	$(33)	$(11)	$(66)	$17	$(14)	$(44)		$1

Reported as	Non-core	Core	Core	Core	Core	Q1 Core = Q2 Non-core =	($11) ($33)	Core
Annuity Non-Core Net Spread Earned:
Stock market impact on:
Liability for guaranteed benefits (a)	0.06%	0.15%	(0.24%)	0.08%	0.03%	0.11%		0.01%
DAC and sales inducements (b)	0.01%	0.06%	(0.09%)	0.03%	0.01%	0.03%		0.01%
Fair Value (FV) accounting	0.00%	0.15%	(0.30%)	0.14%	0.07%	0.07%		0.02%

Subtotal impact of changes in stock market	0.07%	0.36%	(0.63%)	0.25%	0.11%	0.21%		0.04%
Impact of changes in interest rates on FV accounting	(0.40%)	(0.49%)	(0.05%)	(0.03%)	0.14%	(0.44%)		0.23%
Other FIA items	(0.02%)	0.01%	(0.01%)	(0.03%)	(0.09%)	(0.01%)		(0.10%)
Unlockings	0.00%	0.00%	(0.04%)	0.00%	(0.32%)	0.00%		(0.16%)

Non-core net spread earned on fixed annuities	(0.35%)	(0.12%)	(0.73%)	0.19%	(0.16%)	(0.24%)		0.01%

Reported as	Non-core	Core	Core	Core	Core	Q1 Core = (.06%) Q2 Non-core = (.18%)		Core

(a)

Reflects the impact of changes in the stock market on AFG’s liability for fixed-indexed annuities with guaranteed benefits. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

(b)

Reflects the impact of changes in the stock market on the current and projected lifetime profitability of AFG’s annuity business. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

S&P 500	2,942	2,834	2,507	2,914	2,718	2,942	2,718
Average 5 and 15 year Corp A2 rates	2.97%	3.41%	3.90%	3.97%	3.88%	2.97%	3.88%
Non-core earnings sensitivities:
Incremental +/- 1% change in S&P 500	~ +/- $2mm to $4mm
Incremental +/- 10bps change in interest rates	~ +/- $9mm to $11mm
(Assumes parallel shift in rates (primarily Corporate A2 rates))

American Financial Group, Inc. Reconciliation from Core to GAAP Annuity Pretax Earnings ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Annuity Earnings
Core annuity operating earnings - as reported (see page 12)	$104	$90	$20	$117	$99	$194	$224
Annuity non-core earnings	(33)	—	—	—	—	(33)	—

Earnings before income taxes - GAAP	$71	$90	$20	$117	$99	$161	$224

Annuity Benefit Expense
Annuity benefits expense - new method (see page 13)	$272	$266	$260	$248	$235	$538	$455
Annuity non-core annuity benefits	67	45	74	(26)	25	112	(13)

Annuity Benefit Expense - GAAP	$339	$311	$334	$222	$260	$650	$442

Net Spread on Fixed Annuities
Core net spread earned on fixed annuities - as reported (see page 14)	1.11%	0.96%	0.25%	1.35%	1.18%	1.04%	1.36%
Non-core net spread earned on fixed annuities	(0.35%)	0.00%	0.00%	0.00%	0.00%	(0.18%)	0.00%

Net Spread on Fixed Annuities	0.76%	0.96%	0.25%	1.35%	1.18%	0.86%	1.36%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18
Assets:
Total cash and investments	$52,907	$51,040	$48,498	$47,841	$46,779	$45,949
Recoverables from reinsurers	3,150	3,258	3,349	3,352	3,073	3,173
Prepaid reinsurance premiums	651	636	610	717	645	614
Agents’ balances and premiums receivable	1,398	1,283	1,234	1,299	1,266	1,113
Deferred policy acquisition costs	1,203	1,447	1,682	1,669	1,582	1,417
Assets of managed investment entities	4,781	4,786	4,700	4,998	5,032	5,090
Other receivables	999	1,011	1,090	1,633	1,048	918
Variable annuity assets (separate accounts)	616	610	557	650	636	632
Other assets	1,785	1,854	1,529	1,832	1,574	1,551
Goodwill	207	207	207	199	199	199

Total assets	$67,697	$66,132	$63,456	$64,190	$61,834	$60,656

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$9,577	$9,623	$9,741	$9,670	$9,093	$9,193
Unearned premiums	2,683	2,605	2,595	2,740	2,539	2,413
Annuity benefits accumulated	39,044	38,006	36,616	35,958	34,886	33,901
Life, accident and health reserves	619	632	635	643	647	656
Payable to reinsurers	755	730	752	932	721	661
Liabilities of managed investment entities	4,590	4,593	4,512	4,807	4,840	4,869
Long-term debt	1,423	1,423	1,302	1,302	1,301	1,301
Variable annuity liabilities (separate accounts)	616	610	557	650	636	632
Other liabilities	2,300	2,245	1,774	2,324	2,087	1,847

Total liabilities	$61,607	$60,467	$58,484	$59,026	$56,750	$55,473
Redeemable noncontrolling interests	$—	$—	$—	$—	$—	$—
Shareholders’ equity:
Common stock	$90	$90	$89	$89	$89	$89
Capital surplus	1,277	1,256	1,245	1,231	1,220	1,205
Retained earnings	3,914	3,875	3,588	3,800	3,628	3,584
Unrealized gains—equities	—	—	—	—	—	—
Unrealized gains—fixed maturities	812	464	83	93	191	342
Unrealized gains (losses)—fixed maturity-related cash flow hedges	18	—	(11)	(32)	(27)	(24)
Other comprehensive income, net of tax	(21)	(20)	(24)	(17)	(17)	(13)

Total shareholders’ equity	6,090	5,665	4,970	5,164	5,084	5,183
Noncontrolling interests	—	—	2	—	—	—

Total liabilities and equity	$67,697	$66,132	$63,456	$64,190	$61,834	$60,656

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18
Shareholders’ equity	$6,090	$5,665	$4,970	$5,164	$5,084	$5,183
Unrealized (gains) related to fixed maturities	(830)	(464)	(72)	(61)	(164)	(318)

Adjusted shareholders’ equity	5,260	5,201	4,898	5,103	4,920	4,865
Goodwill	(207)	(207)	(207)	(199)	(199)	(199)
Intangibles	(48)	(51)	(54)	(31)	(34)	(36)

Tangible adjusted shareholders’ equity	$5,005	$4,943	$4,637	$4,873	$4,687	$4,630

Common shares outstanding	89.918	89.638	89.292	89.189	89.072	88.881
Book value per share:
Book value per share	$67.72	$63.20	$55.66	$57.90	$57.08	$58.32
Adjusted (a)	58.49	58.02	54.86	57.22	55.24	54.74
Tangible, adjusted (b)	55.65	55.14	51.93	54.64	52.63	52.10
Market capitalization
AFG’s closing common share price	$102.47	$96.21	$90.53	$110.97	$107.33	$112.22
Market capitalization	$9,214	$8,624	$8,084	$9,897	$9,560	$9,974
Price / Adjusted book value ratio	1.75	1.66	1.65	1.94	1.94	2.05

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18
AFG senior obligations	$1,018	$1,018	$1,018	$1,018	$1,018	$1,018
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,018	$1,018	$1,018	$1,018	$1,018	$1,018
AFG subordinated debentures	425	425	300	300	300	300

Total principal amount of long-term debt	$1,443	$1,443	$1,318	$1,318	$1,318	$1,318
Shareholders’ equity	6,090	5,665	4,970	5,164	5,084	5,183
Noncontrolling interests (including redeemable NCI)	—	—	2	—	—	—
Less:
Unrealized (gains) related to fixed maturity investments	(830)	(464)	(72)	(61)	(164)	(318)

Total adjusted capital	$6,703	$6,644	$6,218	$6,421	$6,238	$6,183

Ratio of debt to total adjusted capital:
Including subordinated debt	21.5%	21.7%	21.2%	20.5%	21.1%	21.3%
Excluding subordinated debt	15.2%	15.3%	16.4%	15.9%	16.3%	16.5%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Property and Casualty Insurance
Paid Losses (GAAP)	$666	$704	$719	$614	$629	$1,370	$1,269

	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$3,959	$3,868	$3,638	$3,664	$3,535	$3,493
Annuity	2,612	2,553	2,443	2,513	2,397	2,354
Parent and other subsidiaries	(1,290)	(1,200)	(1,159)	(1,057)	(995)	(969)

AFG GAAP Equity (excluding AOCI)	$5,281	$5,221	$4,922	$5,120	$4,937	$4,878

Allowable dividends without regulatory approval
Property and Casualty Insurance	$529	$529	$529	$563	$563	$563
Annuity and Run-off	768	768	768	263	263	263

Total	$1,297	$1,297	$1,297	$826	$826	$826

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - June 30, 2019
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,230	$995	$149	$—	$2,374	4%
Fixed maturities - Available for sale	8,011	36,688	11	—	44,710	85%
Fixed maturities - Trading	52	54	—	—	106	0%
Equity securities	1,137	786	62	—	1,985	4%
Investments accounted for using the equity method	614	892	—	—	1,506	3%
Mortgage loans	292	781	—	—	1,073	2%
Policy loans	—	170	—	—	170	0%
Equity index call options	—	712	—	—	712	1%
Real estate and other investments	132	283	47	(191)	271	1%

Total cash and investments	$11,468	$41,361	$269	$(191)	$52,907	100%

	Carrying Value - December 31, 2018
	Property and		Parent and			% of
	Casualty	Annuity and	Other Non-	Consolidate	Total AFG	Investment
	Insurance	Run-off	Insurance	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$1,007	$339	$169	$—	$1,515	3%
Fixed maturities - Available for sale	7,853	34,132	12	—	41,997	87%
Fixed maturities - Trading	50	55	—	—	105	0%
Equity securities	1,017	744	53	—	1,814	4%
Investments accounted for using the equity method	557	817	—	—	1,374	3%
Mortgage loans	289	779	—	—	1,068	2%
Policy loans	—	174	—	—	174	0%
Equity index call options	—	184	—	—	184	0%
Real estate and other investments	134	276	44	(187)	267	1%

Total cash and investments	$10,907	$37,500	$278	$(187)	$48,498	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$79	$77	$74	$72	$72	$156	$138
Fixed maturities - Trading	1	1	1	—	2	2	2
Equity securities - dividends	13	13	11	13	11	26	24
Equity securities - MTM	1	2	9	(1)	5	3	5
Equity in investees	20	3	14	16	18	23	35
AFG managed CLOs	2	3	(1)	1	1	5	2
Other investments (a)	10	7	10	9	8	17	13

Gross investment income	126	106	118	110	117	232	219
Investment expenses	(2)	(2)	(3)	(2)	(2)	(4)	(4)

Total net investment income	$124	$104	$115	$108	$115	$228	$215

Average cash and investments (b)	$11,193	$10,997	$10,651	$10,388	$10,346	$11,084	$10,395

Average yield (c)	4.43%	3.78%	4.32%	4.16%	4.45%	4.11%	4.14%

Fixed Annuity
Gross Investment Income
Fixed maturities - Available for sale	$391	$384	$376	$361	$350	$775	$688
Equity securities - dividends	8	9	9	6	7	17	15
Equity securities - MTM	3	3	2	—	11	6	11
Equity in investees	25	18	19	25	23	43	52
AFG managed CLOs	3	8	(3)	3	3	11	5
Other investments (a)	22	15	18	19	19	37	36

Gross investment income	452	437	421	414	413	889	807
Investment expenses	(4)	(4)	(4)	(3)	(3)	(8)	(6)

Total net investment income	$448	$433	$417	$411	$410	$881	$801

Average cash and investments (b)	$37,907	$36,991	$35,993	$34,955	$33,935	$37,449	$33,469

Average yield (c)	4.73%	4.68%	4.64%	4.70%	4.83%	4.71%	4.79%

AFG consolidated net investment income:
Property & Casualty	$124	$104	$115	$108	$115	$228	$215
Annuity:
Fixed Annuity	448	433	417	411	410	881	801
Variable Annuity	3	2	2	2	2	5	5
Parent & other	10	14	4	10	7	24	11
Consolidate CLOs	(5)	(11)	4	(4)	(4)	(16)	(7)

Total net investment income	$580	$542	$542	$527	$530	$1,122	$1,025

(a)	Includes income from mortgage loans, real estate, policy loans, short-term investments, and cash equivalents.
(b)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(c)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Significant Investments Marked-to-Market Through Investment Income and Investments Accounted For Using the Equity Method ($ in millions)

	Three Months Ended					Six Months Ended
	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	06/30/19	06/30/18
Property and Casualty Insurance:
Net Investment Income
Equity securities MTM through investment income (a)	$1	$2	$9	$(1)	$5	$3	$5
Investments accounted for using the equity method (b)	20	3	14	16	18	23	35
AFG managed CLOs (eliminated in consolidation)	2	3	(1)	1	1	5	2

Total Property & Casualty	$23	$8	$22	$16	$24	$31	$42

Investments
Equity securities MTM through investment income (a)	$57	$52	$50	$40	$40	$57	$40
Investments accounted for using the equity method (b)	614	578	557	520	475	614	475
AFG managed CLOs (eliminated in consolidation)	56	57	56	57	57	56	57

Total Property & Casualty	$727	$687	$663	$617	$572	$727	$572

Annualized Yield - Property & Casualty	13.0%	4.7%	13.8%	10.8%	17.3%	9.0%	15.7%
Fixed Annuity:
Net Investment Income
Equity securities MTM through investment income (a)	$3	$3	$2	$—	$11	$6	$11
Investments accounted for using the equity method (b)	25	18	19	25	23	43	52
AFG managed CLOs (eliminated in consolidation)	3	8	(3)	3	3	11	5

Total Fixed Annuity	$31	$29	$18	$28	$37	$60	$68

Investments
Equity securities MTM through investment income (a)	$101	$88	$84	$79	$79	$101	$79
Investments accounted for using the equity method (b)	892	862	817	769	719	892	719
AFG managed CLOs (eliminated in consolidation)	135	136	132	134	135	135	135

Total Fixed Annuity	$1,128	$1,086	$1,033	$982	$933	$1,128	$933

Annualized Yield - Fixed Annuity	11.2%	10.9%	7.1%	11.7%	16.4%	11.1%	15.7%
Combined (includes Parent amounts not shown above):
Net Investment Income
Equity securities MTM through investment income (a)	$8	$11	$6	$1	$16	$19	$15
Investments accounted for using the equity method (b)	45	21	33	41	41	66	87
AFG managed CLOs (eliminated in consolidation)	5	11	(4)	4	4	16	7

Total Combined (including Parent)	$58	$43	$35	$46	$61	$101	$109

Investments
Equity securities MTM through investment income (a)	$220	$198	$187	$176	$173	$220	$173
Investments accounted for using the equity method (b)	1,506	1,440	1,374	1,289	1,194	1,506	1,194
AFG managed CLOs (eliminated in consolidation)	191	193	188	191	192	191	192

Total Combined (including Parent)	$1,917	$1,831	$1,749	$1,656	$1,559	$1,917	$1,559

Annualized Yield - Combined	12.4%	9.6%	8.2%	11.4%	16.2%	11.0%	15.0%

(a)

AFG carries the small portion of its equity securities previously classified as “trading” and investments in limited partnerships and similar investments that aren’t accounted for using the equity method at fair value through net investment income.

(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

					% of
	Amortized		Unrealized	% of	Investment
June 30, 2019	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$232	$234	$2	1%	1%
States, municipalities and political subdivisions	6,652	7,020	368	16%	13%
Foreign government	177	180	3	0%	0%
Residential mortgage-backed securities	2,369	2,668	299	6%	5%
Commercial mortgage-backed securities	938	974	36	2%	2%
Collateralized loan obligations	4,359	4,333	(26)	10%	8%
Other asset-backed securities	5,749	5,944	195	13%	11%
Corporate and other bonds	22,538	23,463	925	52%	45%

Total AFG consolidated	$43,014	$44,816	$1,802	100%	85%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.46%
Net of investment expense (a)	4.41%
Approximate average life and duration:
Approximate average life	6 years
Approximate duration	4.5 years

					% of
	Amortized		Unrealized	% of	Investment
December 31, 2018	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$245	$243	$(2)	1%	1%
States, municipalities and political subdivisions	6,850	6,964	114	17%	14%
Foreign government	166	168	2	0%	0%
Residential mortgage-backed securities	2,478	2,746	268	7%	6%
Commercial mortgage-backed securities	905	920	15	2%	2%
Collateralized loan obligations	4,350	4,278	(72)	10%	9%
Other asset-backed securities	5,431	5,533	102	13%	11%
Corporate and other bonds	21,517	21,250	(267)	50%	44%

Total AFG consolidated	$41,942	$42,102	$160	100%	87%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.47%
Net of investment expense (a)	4.42%
Approximate average life and duration:
Approximate average life	6 years
Approximate duration	4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions )

	June 30, 2019				December 31, 2018
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
Property and Casualty Insurance:	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
US Government and government agencies	$193	$195	2	2%	$203	$202	$(1)	3%
States, municipalities and political subdivisions	2,504	2,580	76	32%	2,630	2,642	12	33%
Foreign government	166	167	1	2%	155	156	1	2%
Residential mortgage-backed securities	687	757	70	10%	725	784	59	10%
Commercial mortgage-backed securities	94	97	3	1%	83	84	1	1%
Collateralized loan obligations	908	902	(6)	11%	910	895	(15)	12%
Other asset-backed securities	1,403	1,424	21	18%	1,365	1,364	(1)	17%
Corporate and other bonds	1,900	1,941	41	24%	1,792	1,776	(16)	22%

Property and Casualty Insurance	$7,855	$8,063	$208	100%	$7,863	$7,903	$40	101%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.01%				3.91%
Net of investment expense (a)	3.95%				3.81%
Tax equivalent, net of investment expense (b)	4.14%				3.99%
Approximate average life and duration:
Approximate average life	5 years				4.5 years
Approximate duration	3.5 years				3.5 years

	June 30, 2019				December 31, 2018
	Amortized		Unrealized	% of	Amortized		Unrealized	% of
Annuity and Run-off:	Cost	Fair Value	Gain (Loss)	Fair Value	Cost	Fair Value	Gain (Loss)	Fair Value
US Government and government agencies	$39	$39	$—	0%	$42	$41	$(1)	0%
States, municipalities and political subdivisions	4,148	4,440	292	12%	4,220	4,322	102	13%
Foreign government	11	13	2	0%	11	12	1	0%
Residential mortgage-backed securities	1,680	1,900	220	5%	1,750	1,950	200	6%
Commercial mortgage-backed securities	844	877	33	2%	822	836	14	2%
Collateralized loan obligations	3,451	3,431	(20)	9%	3,440	3,383	(57)	10%
Other asset-backed securities	4,346	4,520	174	13%	4,066	4,169	103	12%
Corporate and other bonds	20,638	21,522	884	59%	19,725	19,474	(251)	57%

Total Annuity and Run-off	$35,157	$36,742	$1,585	100%	$34,076	$34,187	$111	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.56%				4.59%
Net of investment expense (a)	4.51%				4.55%
Approximate average life and duration:
Approximate average life	6 years				6.5 years
Approximate duration	4.5 years				4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	June 30, 2019
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$7,636	$7,790	$154	18%
AA	8,670	9,043	373	20%
A	10,394	10,863	469	24%
BBB	12,535	13,067	532	29%

Subtotal - Investment grade	39,235	40,763	1,528	91%
BB	741	741	—	2%
B	229	228	(1)	0%
Other (b)	2,809	3,084	275	7%

Subtotal - Non-Investment grade	3,779	4,053	274	9%

Total	$43,014	$44,816	$1,802	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2018
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$7,367	$7,359	$(8)	17%
AA	8,714	8,831	117	21%
A	10,006	9,989	(17)	24%
BBB	12,206	12,053	(153)	29%

Subtotal - Investment grade	38,293	38,232	(61)	91%
BB	703	685	(18)	2%
B	261	254	(7)	0%
Other (b)	2,685	2,931	246	7%

Subtotal - Non-Investment grade	3,649	3,870	221	9%

Total	$41,942	$42,102	$160	100%

98% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 33 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

June 30, 2019	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$156	$158	$2	4%	0%
Prime (Non-Agency)	913	1,044	131	29%	2%
Alt-A	969	1,097	128	30%	2%
Subprime	331	369	38	10%	1%
Commercial	938	974	36	27%	2%

Total AFG consolidated	$3,307	$3,642	$335	100%	7%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is—Prime 82%; Alt-A 81%; Subprime 82%; CMBS 100%.

•	The average FICO score of our residential MBS securities is—Prime 735; Alt-A 695; Subprime 631.

•	96% of our Commercial MBS portfolio is investment-grade rated (83% AAA) and the average subordination for this group of assets is 36%.

•	The approximate average life by collateral type is—Residential 4.5 years; Commercial 4 years.

December 31, 2018	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$170	$168	$(2)	5%	1%
Prime (Non-Agency)	967	1,098	131	30%	2%
Alt-A	972	1,074	102	29%	2%
Subprime	369	406	37	11%	1%
Commercial	905	920	15	25%	2%

Total AFG consolidated	$3,383	$3,666	$283	100%	8%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:

	June 30, 2019
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$124	$125	$1	15%	1%
Prime (Non-Agency)	131	147	16	17%	1%
Alt-A	286	324	38	38%	3%
Subprime	146	161	15	19%	1%
Commercial	94	97	3	11%	1%

Total	$781	$854	$73	100%	7%

	December 31, 2018
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$137	$134	$(3)	15%	1%
Prime (Non-Agency)	138	155	17	18%	1%
Alt-A	289	319	30	37%	3%
Subprime	161	176	15	20%	2%
Commercial	83	84	1	10%	1%

Total	$808	$868	$60	100%	8%

Annuity and Run-off:

	June 30, 2019
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$32	$33	$1	1%	0%
Prime (Non-Agency)	780	886	106	32%	2%
Alt-A	683	773	90	28%	2%
Subprime	185	208	23	7%	1%
Commercial	844	877	33	32%	2%

Total	$2,524	$2,777	$253	100%	7%

	December 31, 2018
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$33	$34	$1	1%	0%
Prime (Non-Agency)	826	931	105	34%	2%
Alt-A	683	755	72	27%	2%
Subprime	208	230	22	8%	1%
Commercial	822	836	14	30%	2%

Total	$2,572	$2,786	$214	100%	7%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	June 30, 2019
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,136	$1,177	$41	32%
AA	160	167	7	5%
A	321	343	22	10%
BBB	182	194	12	5%

Subtotal - investment grade	1,799	1,881	82	52%
BB	108	110	2	3%
B	131	133	2	3%
Other (b)	1,269	1,518	249	42%

Total	$3,307	$3,642	$335	100%

95% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2018
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,107	$1,119	$12	31%
AA	143	147	4	4%
A	263	270	7	7%
BBB	232	243	11	7%

Subtotal - investment grade	1,745	1,779	34	49%
BB	128	131	3	3%
B	155	154	(1)	4%
Other (b)	1,355	1,602	247	44%

Total	$3,383	$3,666	$283	100%

96% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 33 for more information.

Appendix A American Financial Group, Inc. Fixed Maturities - Credit Rating by Type ($ in millions)

	Fair Value - June 30, 2019
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	Other ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$223	$2,032	$104	$366	$811	$2,919	$1,156	$179	$7,790	18%
AA	11	4,383	53	144	23	1,070	1,571	1,788	9,043	20%
A	—	431	—	321	22	237	2,010	7,842	10,863	24%
BBB	—	108	3	117	77	83	697	11,982	13,067	29%

Subtotal - Investment grade	234	6,954	160	948	933	4,309	5,434	21,791	40,763	91%
BB	—	—	—	79	31	—	29	602	741	2%
B	—	8	—	127	6	—	8	79	228	0%
CCC, CC, C	—	—	—	623	4	—	2	33	662	2%
D	—	—	—	205	—	—	—	—	205	0%

Subtotal - Non-Investment grade	—	8	—	1,034	41	—	39	714	1,836	4%
Not Rated	—	58	20	686	—	24	471	958	2,217	5%

Total	$234	$7,020	$180	$2,668	$974	$4,333	$5,944	$23,463	$44,816	100%

	Fair Value - December 31, 2018
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	Other ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$213	$1,889	$98	$367	$752	$2,679	$1,191	$170	$7,359	17%
AA	22	4,456	53	129	18	1,244	1,326	1,583	8,831	21%
A	—	448	—	248	22	250	1,836	7,185	9,989	24%
BBB	—	110	—	169	74	84	685	10,931	12,053	29%

Subtotal - Investment grade	235	6,903	151	913	866	4,257	5,038	19,869	38,232	91%
BB	—	—	—	97	34	—	23	531	685	2%
B	—	8	—	151	3	—	4	88	254	0%
CCC, CC, C	—	—	—	670	5	—	2	12	689	2%
D	—	3	—	230	—	—	—	1	234	1%

Subtotal - Non-Investment grade	—	11	—	1,148	42	—	29	632	1,862	5%
Not Rated	8	50	17	685	12	21	466	749	2,008	4%

Total	$243	$6,964	$168	$2,746	$920	$4,278	$5,533	$21,250	$42,102	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.